                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                       --------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                  20-Oct-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of August 31, 1997 in connection with the issuance of The Money Store Auto Trust (Series 1997-3), Class A-1, Class A-2, and Class A-3.

                            TMS Auto Holdings, Inc.
-------------------------------------------------------------------------------
           (Exact name of regristrant as specified in its charter)



          Delaware
          New Jersey                 333-14075-02       Applied For
          ----------                 ------------       -----------

          State or other             (Commission        (IRS Employer
          jurisdiction of            File Number)        ID Number)
          incorporation)


          2840  Morris  Avenue,     Union,  New  Jersey        07083
          --------------------------------------------------------------------
          (Address of principal executive officer)


          Registrant's Telephone Number,
          including area code:                         908-686-2000
                                                       -----------------------


                                         n/a
          --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

          Item 5              Other Events
                              --------------------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date 20-Oct-97 of:


          Item 7              Financial Statements and Exhibits
                              ---------------------------------

          The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      THE MONEY STORE AUTO TRUST
                                      ASSET BACKED SECURITIES, 1997-3



                                      By /S/ James K. Ransom
                                      ----------------------
                                       James K. Ransom
                                        Vice President



Dated:               10/31/97

                       THE MONEY STORE AUTO TRUST 1997-3
                      0.00%   ASSET  BACKED CERTIFICATES
                          CERTIFICATEHOLDER STATEMENT

     IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 3 FOR THE OCTOBER 13, 1997 DETERMINATION DATE

          DISTRIBUTION DATE   10/20/97    MONTHLY PERIOD   SEP-97

A.   INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION:

     I.    CERTIFICATES

               (a)  The aggregate amount of the distribution to
                    Certificateholders                                                              0.00

               (b)  The amount of the distribution set forth in A. 1. (a) above in
                    respect of interest on the Certificates                                         0.00     5.8(ii)

               (c)  The amount of the distribution set forth in  A. 1. (a) above in
                    respect of principal on the Certificates                                        0.00     5.8(i)

               (d)  The amount of the distribution in A.1. (a) payable
                    pursuant to a claim on the Certificate Policy                                   0.00     5.8(iii)

               (e)  The remaining outstanding balance available to
                    be drawn under the Certificate Policy                                           0.00     5.8(iii)

               (f)  The amount of the distribution set forth in paragraph
                    A.1. (a) above per $1,000 interest in the Certificates                     0.0000000

               (g)  The amount of the distribution set forth in paragraph
                    A.1. (b) above per $1,000 interest in the Certificates                     0.0000000

               (h)  The amount of the distribution set forth in paragraph
                    A.1. (c) above per $1,000 interest in the Certificates                     0.0000000

               (i)  The amount of the distribution set forth in paragraph
                    A.1. (d) above per $1,000 interest in the Certificates                     0.0000000

B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST:

     I.   POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

               (a)  The Pool Balance as of the close of business
                    on the last day of the Monthly Period                                 113,635,235.53     5.8(iv)

               (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                    Paragraph A.1. (c)                                                              0.00     5.8(v)

               (c)  The Certificate Factor after giving affect to the payments
                    set forth in paragraph A.1. (c)                                            0.0000000

               (d)  The amount of aggregate Realized Losses for the
                    second preceding Month Period                                                   0.00

               (e)  The aggregate Purchase Amount for all Receivables that
                    were repurchased in the Monthly Period                                          0.00

2.    SERVICING FEE

                (a)  The aggregate amount of the Servicing Fee paid to the
                     Servicer with respect to the preceding Monthly Period                                   158,264.56


3.    PAYMENT SHORTFALLS

                (a)  The amount of the Certificateholders' Interest Carryover
                     Shortfall after giving effect to the payments set forth in
                     Paragraph A. 1. (b) above                                                                     0.00
                (b)  The amount of the Certificateholder's Interest Carryover
                     Shortfall set forth in paragraph B.3. (a) above per $1,000
                     interest with respect to the Certificate:                                                0.0000000
                (c)  The amount of the Certificateholders' Principal Carryover
                     Shortfall after giving effect to the payments set forth in
                     Paragraph A.1. (b) above                                                                      0.00
                (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                     set forth in paragraph B.3. (a) above per $1,000 interest with
                     respect to the Certificate:                                                                   0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

                (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                     therefrom on such Distribution Date                                                  14,408,797.22

                (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                     therefrom on such Distribution Date                                                       1,038.69

                (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                     therefrom on such Distribution Date                                                           0.00

                (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                     the Certificates:                                                                        0.0000000

                (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                     Certificateholders per $1,000 interest in the Certificates:                              0.0000000

                (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                     Certificateholders per $1,000 interest in the Certificates:                              0.0000000

5.              (a)  The aggregate amount of collections by the Servicer during the
                     preceding Monthly Period                                                              3,243,833.36

                (b)  The aggregate amount which was received by the Trust from the
                     Servicer during the preceding Monthly Period                                          3,243,833.36

                (c)  The aggregate amount of reimbursements to the Security
                     Insurer during the preceding Monthly Period                                                   0.00

                (d)  The amount of Receivables that are delinquent for over:
                       30 days                                                                             1,118,173.20
                       60 days                                                                                     0.00
                       90 days                                                                                     0.00

                                      (2)

B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

     1.   POOL BALANCE AND NOTE PRINCIPAL BALANCE

               (a)  The Pool Balance at the close of business
                    on the last day of the Monthly Period                                 113,635,235.53     5.8(iv)

               (b)  The aggregate outstanding principal amount of each
                    Class of Notes after giving effect to payments allocated
                    to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                           Class A-1 Notes                                                 29,237,769.19     5.8(v)
                           Class A-2 Notes                                                 64,550,000.00
                           Class A-3 Notes                                                 38,700,000.00

               (c)  The Note Pool Factor for each Class of Notes after
                    giving effect to the payments set forth in paragraph
                    A.1 (c) with respect to:
                           Class A-1 Notes                                                     0.9208746
                           Class A-2 Notes                                                     1.0000000
                           Class A-3 Notes                                                     1.0000000

               (d)  The amount of aggregate Realized Losses for the
                    second preceding Monthly Period                                                 0.00     5.8(viii)

               (e)  The aggregate Purchase Amount for all Receivables
                    that were repurchased in the Monthly Period                                     0.00     5.8(ix)

     2.   SERVICING FEE

               (a)  The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Period                     158,264.56     5.8(vi)

     3.   PAYMENT SHORTFALLS

               (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                    A. 1. (b) above with respect to:
                           Class A-1 Notes                                                          0.00     5.8(vii)
                           Class A-2 Notes                                                          0.00
                           Class A-3 Notes                                                          0.00

               (b)  The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph B.3. (a) above per  $1,000 interest with respect to:
                           Class A-1 Notes                                                     0.0000000
                           Class A-2 Notes                                                     0.0000000
                           Class A-3 Notes                                                     0.0000000

               (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                    A. 1. (b) above with respect to:
                           Class A-1 Notes                                                          0.00     5.8(vii)
                           Class A-2 Notes                                                          0.00
                           Class A-3 Notes                                                          0.00

               (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                    with respect to:
                           Class A-1 Notes                                                     0.0000000
                           Class A-2 Notes                                                     0.0000000
                           Class A-3 Notes                                                     0.0000000

                                      (2)

                       THE MONEY STORE AUTO TRUST 1997-3
                CLASS A-1 5.69% MONEY STORE ASSET BACKED NOTES
                      CLASS A-2 6.115% ASSET BACKED NOTES
                       CLASS A-3 6.3% ASSET BACKED NOTES


           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
          AS  OF  AUGUST 31, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1997 - 3 FOR THE OCTOBER 13, 1997 DETERMINATION DATE

              DISTRIBUTION DATE  10/20/97  MONTHLY PERIOD  SEP-97

A.   INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

     I.   NOTES

               (a)  The aggregate amount of the distribution with respect to:
                          Class A-1 Notes                                                        2,617,614.35
                          Class A-2 Notes                                                          328,936.04
                          Class A-3 Notes                                                          203,175.00

               (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above in respect of interest on:
                          Class A-1 Notes                                                          105,383.54        5.8(ii)
                          Class A-2 Notes                                                          328,936.04
                          Class A-3 Notes                                                          203,175.00

               (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above in respect of principal of:
                          Class A-1 Notes                                                        1,763,659.56        5.8(i)
                          Class A-2 Notes                                                                0.00
                          Class A-3 Notes                                                                0.00

               (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                          Class A-1 Notes                                                                0.00        5.8(iii)
                          Class A-2 Notes                                                                0.00
                          Class A-3 Notes                                                                0.00

               (e)  The remaining outstanding balance available to be drawn
                    under the Note Policy                                                        2,946,550.39        5.8(iii)

                (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                     above per $1,000 interest in:
                          Class A-1 Notes                                                          82.4445465
                          Class A-2 Notes                                                           5.0958333
                          Class A-3 Notes                                                           5.2500000

               (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                    above per $1,000 interest in:
                          Class A-1 Notes                                                           3.3191666
                          Class A-2 Notes                                                           5.0958333
                          Class A-3 Notes                                                           5.2500000

               (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                    above per $1,000 interest in:
                          Class A-1 Notes                                                          55.5483326
                          Class A-2 Notes                                                           0.0000000
                          Class A-3 Notes                                                           0.0000000

               (i)  The amount of the distribution set forth in paragraph A. 1. (d)
                    above per $1,000 interest in:
                          Class A-1 Notes                                                           0.0000000
                          Class A-2 Notes                                                           0.0000000
                          Class A-3 Notes                                                           0.0000000

               (j)  Prior to the Parity Date, from the Available Funds, to the Note
                    Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                          Class A-1 Notes                                                          748,571.25
                          Class A-2 Notes                                                                0.00
                          Class A-3 Notes                                                                0.00

               (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                    above per $1,000 interest in:
                          Class A-1 Notes                                                          23.5770472
                          Class A-2 Notes                                                           0.0000000
                          Class A-3 Notes                                                           0.0000000

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying
Certificateholder Statement.


          THE MONEY STORE AUTO FINANCE INC.






          BY:    \s\ Harry Puglisi
                 -----------------

                 HARRY PUGLISI
                 TREASURER

                                      (3)

4. TRANSFER OF SUBSEQUENT RECEIVABLES

     (a)  Aggregate amount on deposit in the Pre-Funding
          Account on such Distribution Date after giving
          effect to all withdrawals therefrom on such
          Distribution Date                                                14,408,797.22       5.8(x)

     (b)  Aggregate amount on deposit in the Capitalized
          Interest Account on such Distribution Date after
          giving effect to all withdrawals therefrom on
          such Distribution Date                                                1,038.69       5.8(x)

     (c)  Aggregate amount on deposit in the Pre-Funding
          Account on the final Subsequent Transfer Date
          after giving effect to all withdrawals
          therefrom on such
            Distribution Date                                                       0.00       5.8(xi)

     (d)  the amount set forth in paragraph B.4 (a)
          per $1,000 interest in:
                         Class A-1 Notes                                     453.8203849
                         Class A-2 Notes                                     223.2191668
                         Class A-3 Notes                                     372.3203416

     (e)  the amount set forth in paragraph B.4 (b)
          to be distributed to Noteholders per
          $1,000 interest in:
                         Class A-1 Notes                                       0.0000000
                         Class A-2 Notes                                       0.0000000
                         Class A-3 Notes                                       0.0000000

     (f)  the amount set forth in paragraph B.4 (c)
          to be distributed to Noteholders per $1,000
          interest in:
                         Class A-1 Notes                                       0.0000000
                         Class A-2 Notes                                       0.0000000
                         Class A-3 Notes                                       0.0000000

     (g)  The Amount withdrawn from the Pre-Fund
          Account and transferred to the Collection
          Account (included in paragraph A .1 (c)):
                         Class A-1 Notes                                            0.00       5.8(xi)


     (h)  the amount set forth in paragraph B.4 (g)
          to be distributed to Noteholders per
          $1,000 interest in:
                         Class A-1 Notes                                       0.0000000

5.   (a)  The aggregate amount of collections by the
          Servicer during the preceding Monthly
          Period                                                            3,243,833.36       5.8(xii)

     (b)  The aggregate amount which was received by
          the Trust from the Servicer during the
          preceding Monthly Period                                          3,243,833.36       5.8(xiii)

     (c)  The aggregate amount of reimbursements to
          the Security Insurer during the preceding
          Monthly Period                                                            0.00       5.8(xiv)

     (d)  The amount of Receivables that are
          delinquent for over:
                    30 days                                                 1,118,173.20       5.8(xv)
                    60 days                                                         0.00
                    90 days                                                         0.00

6.   Other Information                                                                        10.3
     Weighted Average Coupon (WAC)                                                19.250%

     Weighted Average Remaining Terms (WARM)                                       53.92

                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying Noteholder Statement.


          THE MONEY STORE AUTO FINANCE INC.





          BY:       \s\ Harry Puglisi
                    -----------------

                    HARRY PUGLISI
                    TREASURER

                                      (4)